Exhibit 99.3
UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Vermillion, Inc.	Case No. 09-11091 (CSS)
Reporting Period: October 01, 2009 - October 31, 2009
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.
Submit copy of report to any official committee appointed in the case.

		Document	Explanation	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	exhibit 1, 1a &2
Schedule of Professional Fees Paid	MOR-1b
Copies of bank statements		X
Cash disbursements journals		exhibit 3
Statement of Operations	MOR-2	exhibit 4
Balance Sheet	MOR-3	exhibit 5
Status of Postpetition Taxes	MOR-4	exhibit 6
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4
Listing of aged accounts payable	MOR-4	exhibit 7
Accounts Receivable Reconciliation and Aging	MOR-5	N/A
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date
12/14/2009

Signature of Authorized Individual*	Date

Gail S. Page	Executive Chairman

Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
MOR
(04/07)

In re: Vermillion, Inc.		Case No. 09-11091 (CSS)
	Debtor	Reporting Period: October 01, 2009 - October 31, 2009
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH — ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) . Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON’T)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	515,714.34	825139.85			1,340,854.19

RECEIPTS
CASH SALES					0.00
ACCOUNTS RECEIVABLE					0.00
LOANS AND ADVANCES					0.00
SALE OF ASSETS					0.00
OTHER (ATTACH LIST)					0.00
Funds from warrant exercises					2,377,753.75
DIP loan from Quest					400,000.00

TRANSFERS (FROM DIP ACCTS)					0.00

TOTAL RECEIPTS					2,777,753.75

DISBURSEMENTS
NET PAYROLL					10,547.93
PAYROLL TAXES					5,200.36
SALES, USE, & OTHER TAXES					13,499.26
INVENTORY PURCHASES					0.00
SECURED/RENTAL/LEASES					9,700.56
INSURANCE — medical & D & O insurance					32,216.00
ADMINISTRATIVE					168,287.21
SELLING
OTHER (ATTACH LIST)
Bank charge					681.83
ADP payroll processing fee					563.00

OWNER DRAW *
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS					240,696.15

NET CASH FLOW					2,537,057.60
(RECEIPTS LESS DISBURSEMENTS)

CASH — END OF MONTH					3,877,911.79

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	240,696.15
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$0.00
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$0.00
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$240,696.15

FORM MOR-1
(04/07)

In re: Vermillion, Inc.		Case No. 09-11091 (CSS)
	Debtor	Reporting Period: October 01, 2009 — October 31, 2009
BANK RECONCILIATIONS
Continuation Sheet for MOR-1
A bank reconciliation must be included for each bank account. The debtor’s bank reconciliation may be substituted for this page.

	Operating		Payroll		Tax		Other
	#3300661—8		#3300661—2		#		#
BALANCE PER BOOKS	See exhibit 1&1a		See exhibit 2

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)
OTHER (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE *
* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount

OTHER

FORM MOR-1a
(04/07)

VERMILLION INC.	MOR 1 — Exhibit 1
Silicon Valley Bank — Checking Account 3300661008
As of October 31, 2009

Closing Ledger Per Statement	3,938,188.08	1
Sweep In Transit Per Statement	0.00	2

Checks outstanding	(61,624.04)		Exhibit 1a
Checks held	0.00
Deposit in transit	0.00

	3,876,564.04

Balance per general ledger: Account 1010	3,876,564.04

Variance	—

Vermillion Inc.
Outstanding AP checks as of 10/31/2009

NUMBER	DATES	RC	REFERENCE	PAYEE NAME	AMOUNT	CLR

2173	10/13/2009	AP	00CERTI02	CERTIFIED COMPLIANCE DONALD R. WHITE,	10,000.00	N
2175	10/19/2009	AP	00ALAME02	TAX COLLECTO	13,404.04	N
2191	10/19/2009	AP	00PAGEA00	PAGE, GAIL	38,220.00	N

					61,624.04

MOR 1 — Exhibit 2
VERMILLION, INC
Silicon Valley Bank Payroll Account 3300661012 — GL Account #1016
As Of October 31, 2009

Balance per bank statement:	1,347.75

Less outstanding checks:
ck #	Check Date	Name

			1,347.75

GL balance			1,347.75

Balance per general ledger: Account 1016			1,347.75

Variance			—

In re: Vermillion, Inc.		Case No.09-11091 (CSS)
	Debtor	Reporting Period: October 01, 2009 — October 31, 2009
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

				Check		Amount Paid		Year-To-Date
Payee	Period Covered	Amount Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses
BMC Group, Inc.	Retainer fee	10,000.00		301471	04/09/09	10,000.00

FORM MOR-1b
(04/07)

Statement of Account

THIS STATEMENT DATE 10-31-09
LAST STATEMENT DATE 9-30-09
ACCOUNT NUMBER 3300661008

ENCLOSURE DEBITS 39
VERMILLION INC
OPERATING DEBTOR IN POSSESION
47350 FREMONT BLVD
FREMONT CA 94538
3300661008 ANALYSIS CHECKING

PREVIOUS BALANCE	9-30-09	515,714.34
+DEPOSITS/CREDITS	34	3,602,594.75
-CHECKS/DEBITS	44	180,121.01
-SERVICE CHARGE		.00
CURRENT BALANCE		3,938,188.08
*DESCRIPTIVE TRANSACTIONS*

DATE	TRACER	DESCRIPTION	AMOUNT
10-01	438620	Wire fr Fort Mason Partners930	16095.00
		FROM ACCOUNT 3300661012
10-01	438621	wire fr Iroquois MasterFund930	88097.00
		FROM ACCOUNT 3300661012
10-01	438626	wire fr Phronesis Partners-1	100000.00
		FROM ACCOUNT 3300661012
10-01	438629	wire fr Phronesis Partners-2	100000.00
		FROM ACCOUNT 3300661012
10-01	438632	wire fr Phronesis Partners-3	100000.00
		FROM ACCOUNT 3300661012
10-01	438633	wire fr Phronesis Partners-4	100000.00
		FROM ACCOUNT 3300661012
10-01	438634	wire fr Phronesis Partners-5	100000.00
		FROM ACCOUNT 3300661012
10-01	438637	wire fr Phronesis Partners-6	100000.00
		FROM ACCOUNT 3300661012
10-01	438638	wire fr Phronesis Partners-7	100000.00
		FROM ACCOUNT 3300661012
10-01	438641	wire fr Phronesis Partners-8	20649.00
		FROM ACCOUNT 3300661012
10-06	439729	Warrant-Vasilios M Kofitsas	812.00
		FROM ACCOUNT 3300661012
10-06	439730	Warrant — James Irvine	6363.50
		FROM ACCOUNT 3300661012
10-06	439731	Warrant — Edward B Newman	6363.50
		FROM ACCOUNT 3300661012
10-06	439732	Warrant — Oppenheimer&Co.	89473.75
		FROM ACCOUNT 3300661012
10-06	439733	Warrant — Henry William	9992.75
		FROM ACCOUNT 3300661012
10-06	439735	Warrant — Henry William	8494.50
		FROM ACCOUNT 3300661012
10-06	439734	Warrant — Serena Puerta	2303.50
		FROM ACCOUNT 3300661012
10-06	439742	Warrant — Frank Kee Colen	72892.00
		FROM ACCOUNT 3300661012
10-06	439744	Warrant — Sun Jen Yung	1641.50
		FROM ACCOUNT 3300661012
10-06	439743	Warrant-Christopher Todd Hagar	1044.00
		FROM ACCOUNT 3300661012
10-06	439745	Warrant — Stuart Barich	13504.25
		FROM ACCOUNT 3300661012
10-06	439746	Warrant — Andrew F Kaminsky	2303.50
		FROM ACCOUNT 3300661012
10-06	439810	Warrant — Rida Wong	812.00
		FROM ACCOUNT 3300661012
10-06	439866	Warrant — Stanley B Stern	12989.25
		FROM ACCOUNT 3300661012
10-06	439867	Warrant — Michael P O’Hare	911.50
		FROM ACCOUNT 3300661012
10-07	29	WIRE IN 091007B1QGC07C004932	220242.00
		200928003955;ORG ROCKMORE INVST MASTER FUND LTD;OBI ROCKMORE
CONTINUED ON NEXT PAGE

Statement of Account PAGE 2
THIS STATEMENT DATE 10-31-09
LAST STATEMENT DATE 9-30-09
ACCOUNT NUMBER 3300661008
VERMILLION INC

10-08	440357	Warrant — Chris A Hieb	679.00
		FROM ACCOUNT 3300661012
10-09	440735	Fund ADP fees	500.00-
		TO ACCOUNT 3300661012
10-13	441159	To fund 10/15/09 payroll	8845.02-
		TO ACCOUNT 3300661012
10-16	442744	Warrant — Fort Mason1	100000.00
		FROM ACCOUNT 3300661012
10-16	442746	Warrant — Fort Mason	48196.00
		FROM ACCOUNT 3300661012
10-16	442745	Warrant — Fort Mason 2	100000.00
		FROM ACCOUNT 3300661012
10-26	28	WIRE IN 091026E6B7361C000175	5573.00
		200929901429;ORG ZUBIN R MORY &
10-26	13	ANALYSIS SERVICE CHARGE	681.83-
10-27	27	WIRE IN 091027B1Q8152C004538	400000.00
		200930004086;ORG QUEST DIAGNOSTICS INC;OBI FIRST DISBURSEMEN
10-28	445486	to fund direct deposit	4515.17-
		TO ACCOUNT 3300661012
10-28	445701	to fund payroll taxes	3500.00-
		TO ACCOUNT 3300661012
10-29	29	WIRE IN 091029B1Q8021C029624	1607095.00
		200930205814;ORG OPPENHEIMER GLOBAL OPP FD;OBI VERMILLION IN
10-30	34	WIRE IN 091030B1Q8152C006525	66067.25
		200930304678;ORG DAVID I WANG; OBI REF- BY ORDER OF DAVID WAN
*CHECKS PAID*

SERIAL #	DATE	AMOUNT	SERIAL #	DATE	AMOUNT
2155	10-15	9.84	2177	10-27	499.65
2156	10-09	305.96	2178	10-26	304.33
2157	10-14	5466.00	2179	10-23	983.00
2158	10-13	900.00	2180	10-26	5040.00
2159	10-14	1645.00	2181	10-27	1182.07
2160	10-16	270.00	2182	10-23	4083.00
2161	10-13	26750.00	2183	10-26	165.00
2162	10-14	1143.06	2184	10-28	605.00
2163	10-09	54.98	2185	10-26	10355.54
2164	10-26	7280.00	2186	10-27	30.00
2165	10-13	1785.05	2187	10-27	17937.07
2166	10-09	9440.56	2188	10-27	483.61
2167	10-13	260.00	2189	10-28	354.29
2168	10-15	13375.00	2190	10-26	446.56
2169	10-15	127.38	2192	*10-28	1060.50
2170	10-15	3406.18	2193	10-28	524.64
2171	10-14	472.50	2194	10-26	170.42
2172	10-19	41052.28	2195	10-23	1496.00
2174*	10-30	95.22	2196	10-26	2415.00
2176*	10-27	104.30
*DAILY BALANCE SUMMARY*

DATE	BALANCE	DATE	BALANCE	DATE	BALANCE
9-30	515714.34	10-01	1340555.34	10-06	1570456.84
10-07	1790698.84	10-08	1791377.84	10-09	1781076.34
10-13	1742536.27	10-14	1733809.71	10-15	1716891.31
10-16	1964817.31	10-19	1923765.03	10-23	1917203.03
10-26	1895917.35	10-27	2275680.65	10-28	2265121.05
10-29	3872216.05	10-30	3938188.08
ALL SVB AUDIT CONFIRMATION REQUESTS SHOULD BE
SUBMITTED TO CAPITAL CONFIRMATION WWW.CONFIRMATION.COM

PAGE: 3

#2155 Paid 10/15/09 $9.84

#2156 Paid 10/09/09 $305.96

#2157 Paid 10/14/09 $5,466.00

#2158 Paid 10/13/09 $900.00

#2159 Paid 10/14/09 $1,645.00

#2160 Paid 10/16/09 $270.00

#2161 Paid 10/13/09 $26,750.00

#2162 Paid 10/14/09 $1,143.06

#2163 Paid 10/09/09 $54.98

#2164 Paid 10/26/09 $7,280.00

PAGE: 4

#2165 Paid 10/13/09 $1,785.05

#2166 Paid 10/09/09 $9,440.56

#2167 Paid 10/13/09 $260.00

#2168 Paid 10/15/09 $13,375.00

#2169 Paid 10/15/09 $127.38

#2170 Paid 10/15/09 $3,406.18

#2171 Paid 10/14/09 $472.50

#2172 Paid 10/19/09 $41,052.28

#2174 Paid 10/30/09 $95.22

#2176 Paid 10/27/09 $104.30

PAGE: 5

VERMILLION

#2177 Paid 10/27/09 $499.65

VERMILLION

#2178 Paid 10/26/09 $304.33

VERMILLION

#2179 Paid 10/23/09 $983.00

VERMILLION

#2180 Paid 10/26/09 $5,040.00

VERMILLION

#2181 Paid 10/27/09 $1,182.07

VERMILLION

#2182 Paid 10/23/09 $4,083.00

VERMILLION

#2183 Paid 10/26/09 $165.00

VERMILLION

#2184 Paid 10/28/09 $605.00

VERMILLION

#2185 Paid 10/26/09 $10,355.54

VERMILLION

#2186 Paid 10/27/09 $30.00

PAGE: 6

#2187 Paid 10/27/09 $17,937.07

#2188 Paid 10/27/09 $483.61

#2189 Paid 10/28/09 $354.29

#2190 Paid 10/26/09 $446.56

#2192 Paid 10/28/09 $1,060.50

#2193 Paid 10/28/09 $524.64

#2194 Paid 10/26/09 $170.42

#2195 Paid 10/23/09 $1,496.00

#2196 Paid 10/26/09 $2,415.00

Statement of Account

THIS STATEMENT DATE 10-31-09
LAST STATEMENT DATE 9-30-09
ACCOUNT NUMBER 3300661012

ENCLOSURE DEBITS
VERMILLION INC
PAYROLL DEBTOR IN POSSESSION
47350 FREMONT BLVD
FREMONT CA 94538

3300661012	ANALYSIS CHECKING

PREVIOUS BALANCE	9-30-09	825,139.85
+DEPOSITS/CREDITS	21	496,136.69
-CHECKS/DEBITS	35	1,319,928.79
-SERVICE CHARGE		.00
CURRENT BALANCE		1,347.75
*DESCRIPTIVE TRANSACTIONS*

DATE	TRACER	DESCRIPTION	AMOUNT
10-01	438620	Wire fr Fort Mason Partners930 TO ACCOUNT 3300661008	16095.00	-
10-01	438621	wire fr Iroquois MasterFund930 TO ACCOUNT 3300661008	88097.00	-
10-01	438626	wire fr Phronesis Partners-1 TO ACCOUNT 3300661008	100000.00	-
10-01	438629	wire fr Phronesis Partners-2 TO ACCOUNT 3300661008	100000.00	-
10-01	438632	wire fr Phronesis Partners-3 TO ACCOUNT 3300661008	100000.00	-
10-01	438633	wire fr Phronesis Partners-4 TO ACCOUNT 3300661008	100000.00	-
10-01	438634	wire fr Phronesis Partners-5 TO ACCOUNT 3300661008	100000.00	-
10-01	438637	wire fr Phronesis Partners-6 TO ACCOUNT 3300661008	100000.00	-
10-01	438638	wire fr Phronesis Partners-7 TO ACCOUNT 3300661008	100000.00	-
10-01	438641	wire fr Phronesis Partners-8 TO ACCOUNT 3300661008	20649.00	-
10-05	31	WIRE IN 091005B6B7HU2R004305 200927801688;ORG VASILIOS M KOFITSAS;REF 37713944	812.00
10-05	31	WIRE IN 091005B1QGC04C006560 200927803512; ORG CHRISTOPHER TODD HAGAR;OBI PAYROLL DEBTOR I	1044.00
10-05	31	WIRE IN 091005B6B7HU2R009462 200927803488; ORG VICTOR YUNG T TEE SUN JEN YUNG TTEE; REF P309	1641.50
10-05	31	WIRE IN 091005B1QGC06C005950 200927802437; ORG SERENA PUERTA; REF DCD OF 09/10/05	2303.50
10-05	31	WIRE IN 091005B1Q8153C002277 200927801605; ORG JAMES IRVINE	6363.50
10-05	31	WIRE IN 091005B1Q8153C002274 200927801607; ORG EDWARD B NEWMAN	6363.50
10-05	31	WIRE IN 091005B1Q8153C004397 200927802916;ORG OPPENHEIMER & CO INC;OBI FBO HENRY WILLIAM	8494.50
10-05	31	WIRE IN 091005B1Q8154C004118 200927802409; ORG OPPENHEIMER & CO INC;OBI HENRY WILLIAM	9992.75
10-05	31	WIRE IN 091005B1Q8154C005003 200927803118; ORG STUART BARICH	13504.25
10-05	31	WIRE IN 091005B1Q8151C005167 200927803421; ORG FRANK KEE COL	72892.00
10-05	31	WIRE IN 091005B1Q8151C003667 200927802276; ORG OPPENHEIMER & CO INC	89473.75
10-06	439729	Warrant-Vasilios M Kofitsas TO ACCOUNT 3300661008	812.00-
CONTINUED ON NEXT PAGE

Statement of Account

THIS STATEMENT DATE 10-31-09
LAST STATEMENT DATE 9-30-09
ACCOUNT NUMBER 3300661012
VERMILLION INC

DATE	TRACER	DESCRIPTION	AMOUNT
10-06	439730	Warrant — James Irvine TO ACCOUNT 3300661008	6363.50	-
10-06	439731	Warrant — Edward B Newman TO ACCOUNT 3300661008	6363.50	-
10-06	439732	Warrant — Oppenheimer&Co. TO ACCOUNT 3300661008	89473.75	-
10-06	439733	Warrant — Henry William TO ACCOUNT 3300661008	9992.75	-
10-06	439735	Warrant — Henry William TO ACCOUNT 3300661008	8494.50	-
10-06	439734	Warrant — Serena Puerta TO ACCOUNT 3300661008	2303.50	-
10-06	439742	Warrant — Frank Kee Colen TO ACCOUNT 3300661008	72892.00	-
10-06	439744	Warrant — Sun Jen Yung TO ACCOUNT 3300661008	1641.50	-
10-06	439743	Warrant-Christopher Todd Hagar TO ACCOUNT 3300661008	1044.00	-
10-06	439745	Warrant — Stuart Barich TO ACCOUNT 3300661008	13504.25	-
10-06	439746	Warrant — Andrew F Kaminsky TO ACCOUNT 3300661008	2303.50	-
10-06	439810	Warrant — Rida Wong TO ACCOUNT 3300661008	812.00	-
10-06	439866	Warrant — Stanley B Stern TO ACCOUNT 3300661008	12989.25	-
10-06	439867	Warrant — Michael P O’Hare TO ACCOUNT 3300661008	911.50	-
10-06	29	WIRE IN 091006B1Q8152C003938 200927902498; ORG RIDA WONG;OBI RE-RIDA WONG	812.00
10-06	29	WIRE IN 091006B1QGC04C004247 200927903041; ORG MICHAEL P O’HARE SIMONA;OBI FOR CREDIT OF:	911.50
10-06	29	WIRE IN 091006B1QGC05C003448 200927901494; ORG ANDREW F KAMI NSKY; REF SWF OF 09/10/06	2303.50
10-06	29	WIRE IN 091006B1Q8154C004194 200927902863; ORG STANLEY B STERN; OBI PAYMENT FOR 2 WARRANT E	12989.25
10-07	29	WIRE IN 091007L1B7811R000527 200928002362; ORG CHRIS A HIEB; OBI FOR CREDIT OF: VERMILLIONP	679.00
10-08	440357	Warrant — Chris A Hieb TO ACCOUNT 3300661008	679.00	-
10-09	440735	Fund ADP fees FROM ACCOUNT 3300661008	500.00
10-13	441159	To fund 10/15/09 payroll FROM ACCOUNT 3300661008	8845.02
10-13	31	WIRE OUT 091013L1B77D1C001151 200928603132; BNF ADP TAX SERVICES INC WIRE IMPOUND;OBI ID# 5	6032.76	-
10-14	30	WIRE OUT 091014L1B77D1C000222 200928701150;BNF ADP INC FUNDS MGMT;OBI ID# 04Q1V 5449925W;	2812.26	-
10-15	31	WIRE IN 091015B1Q8021C023098 200928804737;ORG FORT MASON MASTER, LP	248196.00
10-16	442744	Warrant — Fort Mason1 TO ACCOUNT 3300661008	100000.00	-
10-16	442746	Warrant — Fort Mason TO ACCOUNT 3300661008	48196.00	-
10-16	442745	Warrant — Fort Mason 2 TO ACCOUNT 3300661008	100000.00	-
10-28	445486	to fund direct deposit FROM ACCOUNT 3300661008	4515.17
10-28	445701	to fund payroll taxes FROM ACCOUNT 3300661008	3500.00
CONTINUED ON NEXT PAGE

Statement of Account

THIS STATEMENT DATE 10-31-09
LAST STATEMENT DATE 9-30-09
ACCOUNT NUMBER 3300661012
VERMILLION INC

10-28	28	WIRE OUT 091028L1B77D1C000880 200930101354;BNF ADP TAX SERVICES INC WIRE IMPOUND;OBI ID# 4	4515.17	-
10-29	29	WIRE OUT 091029L1B77D1C000300 200930201528;BNF ADP INC FUNDS MGMT;OBI ID# 04Q1V 5558665VV;	2388.10	-
*EFT ACTIVITY*

DATE	TRACER	DESCRIPTION	AMOUNT
10-09	2282	ADP PAYROLL FEES ADP — FEES CIPHERGEN BIOSYSTEMS I	291.45	-
10-23	2296	ADP PAYROLL FEES ADP — FEES CIPHERGEN BIOSYSTEMS I	271.55	-
*DAILY BALANCE SUMMARY*

DATE	BALANCE	DATE	BALANCE	DATE	BALANCE
9-30	825139.85	10-01	298.85	10-05	213184.10
10-06	298.85	10-07	977.85	10-08	298.85
10-09	507.40	10-13	3319.66	10-14	507.40
10-15	248703.40	10-16	507.40	10-23	235.85
10-28	3735.85	10-29	1347.75
ALL SVB AUDIT CONFIRMATION REQUESTS SHOULD BE
SUBMITTED TO CAPITAL CONFIRMATION WWW.CONFIRMATION.COM

MOR — Exhibit 3

CHECK HISTORY REPORT	VERMILLION, INC.

SORTED BY CHECK NUMBER
ACTIVITY FROM: 10/01/09           TO: 10/31/09
BANK CODE:            A SILICON VALLEY BANK CHECKING

CHECK	CHECK	VENDOR		CHECK
NUMBER	DATE	NUMBER	NAME	AMOUNT

002155	10/05/09	ATTL00	AT&T LONG DISTANCE	9.84
002156	10/05/09	ATTT1	AT&T	305.96
002157	10/05/09	BLUEC04	ANTHEM BLUE CROSS	5,466.00
002158	10/05/09	BOWNE00	BOWNE OF LOS ANGELES, INC.	900.00
002159	10/05/09	CARRU01	CARRUTHERS, SUSAN D	1,645.00
002160	10/05/09	CTCOR00	CT CORPORATION	270.00
002161	10/05/09	FIRST02	FIRST INSURANCE FUNDING CORP.	26,750.00
002162	10/05/09	FREMO03	FREMONT, CITY OF	1,143.06
002163	10/05/09	PACIF00	AT&T	54.98
002164	10/05/09	PAGEA00	PAGE, GAIL	7,280.00
002165	10/05/09	PGE00	P G & E	1,785.05
002166	10/05/09	PROLO00	PROLOGIS LIMITED PARTNERSHIP-I	9,440.56
002167	10/05/09	PUBLI00	PUBLIC STORAGE, INC.	260.00
002168	10/05/09	TOTEN00	THE TOTENBERG GROUP	13,375.00
002169	10/05/09	UPS00	UNITED PARCEL SERVICE	127.38
002170	10/05/09	WELLS00	WELLS FARGO SHAREOWNER SERVICE	3,406.18
002171	10/05/09	ZHOUT01	ZHOU, QUN	472.50
002172	10/13/09	APPLI11	APPLIED CLINICAL INTELLIGENCE	41,052.28
002173	10/13/09	CERTI02	CERTIFIED COMPLIANCE	10,000.00
002174	10/19/09	ALAME02	DONALD R. WHITE, TAX COLLECTOR	95.22
002175	10/19/09	ALAME02	DONALD R. WHITE, TAX COLLECTOR	13,404.04
002176	10/19/09	ALLIE03	ALLIED WASTE SERVICES #916	104.30
002177	10/19/09	ATT06	AT&T	499.65
002178	10/19/09	ATTT1	AT&T	304.33
002179	10/19/09	BOWNE00	BOWNE OF LOS ANGELES, INC.	983.00
002180	10/19/09	CARRU01	CARRUTHERS, SUSAN D	5,040.00
002181	10/19/09	CINGU05	AT & T MOBILITY	1,182.07
002182	10/19/09	ENDSI00	ENDSIGHT	4,083.00
002183	10/19/09	FACIL01	FACILITIES MAINTENANCE SVCS	165.00
002184	10/19/09	FIDEL03	FIDELITY INVESTMENTS	605.00
002185	10/19/09	FIRST02	FIRST INSURANCE FUNDING CORP.	10,355.54
002186	10/19/09	FREMO03	FREMONT, CITY OF	30.00
002187	10/19/09	FUNGE01	FUNG, ERIC	17,937.07
002188	10/19/09	GLOBA06	GLOBAL CROSSING CONFERENCING	483.61
002189	10/19/09	IRONM00	IRON MOUNTAIN	354.29
002190	10/19/09	PACIF00	AT&T	446.56
002191	10/19/09	PAGEA00	PAGE, GAIL	38,220.00
002192	10/19/09	PRNEW00	PR NEWSWIRE	1,060.50
002193	10/19/09	STERI00	STERICYCLE INC.	524.64
002194	10/19/09	UPS00	UNITED PARCEL SERVICE	170.42
002195	10/19/09	YIPCH01	YIP, CHRISTINE	1,496.00
002196	10/19/09	ZHOUT01	ZHOU, QUN	2,415.00

			BANK A TOTAL:	223,703.03

System Date: 11/20/2009 / 1:33 pm	Page: 1
Application Date: 11/20/2009	User: SGA / Vivian Kwan

In re: Vermillion, Inc.		Case No. 09-11091 (CSS)
	Debtor	Reporting Period: October 01, 2009 — October 31, 2009
STATEMENT OF OPERATIONS
(Income Statement)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

			Cumulative
REVENUES		Month	Filing to Date
Gross Revenues		$0.00	$
Less: Returns and Allowances
Net Revenue		$0.00	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit		$0.00
OPERATING EXPENSES	See Exhibit 4
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes — Payroll
Taxes — Real Estate
Taxes — Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Other Income & Expenses
OTHER INCOME AND EXPENSES	See Exhibit 4
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items
REORGANIZATION ITEMS	See Exhibit 4
Professional Fees
U. S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet) Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)		(602,614.33)	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).
FORM MOR-2
(04/07)

VERMILLION INC. MOR 2 — INCOME STATEMENT — OCTOBER 31, 2009	Case No. 09-11091 (CSS) MOR 2 — Exhibit 4

GL ACCT	DESCRIPTION	AMT

REVENUE		0.00

COST OF REVENUE		0.00

OPERATING EXPENSES
8110	SAMPLE ACQUISITION COSTS	17089.44
8210	SALARIES	737.77
8212	PAYROLL TAXES: F&A	1163.24
8220	PAID TIME OFF	177.42
8240	WORKERS’ COMPINS.: F&A	3685
8310	HEALTH INSURANCE: F&A	120199.93
8311	CONSULTING FEES	24532.82
8320	LEGAL FEES — GENERAL	106000
8321	LEGAL FEES — INTELLECTUAL PROP	12500
8323	LEGAL FEES — COUNSEL OPINIONS	761.25
8330	ACCOUNTING FEES: F&A	563
8360	COLLABORATION COSTS	106057.03
8375	ROYALTY/LICENSE FEES: LGL-UNSP	5916.56
8437	EQUIPMENT RENTALS: FAC-UNSP	339.79
8452	DEPRECIATION: FAC-UNSP	25604.55
8610	AIRFARE	3382.6
8620	HOTELS / LODGING	3818.85
8630	BUSINESS MEALS & ENTERTAINMENT	1702.81
8640	GROUND TRANSPORTATION	1131.26
8650	OTHER TRAVEL	161.25
8710	OFFICE AND COMPUTER SUPPLIES	80.58
8716	INSURANCE — D&O	9349.05
8720	COMPUTER MAINTENANCE/SUPPORT	126.94
8731	SOFTWARE LICENSES & MAINT.	704.5
8740	CELL PHONES AND PAGERS	2569.83
8742	ISDN/WEB ACCESS CHARGES: IT-UN	502.3
8750	BANK CHARGES AND FEES: F&A	681.83
8765	FEES, PERMITS	3,223.06
8775	POSTAGE AND SHIPPING: F&A	450.08
8810	OFFICE RENT	9237.51
8812	STORAGE	260
8813	PROPERTY TAXES	1230.76
8815	BUSINESS INSURANCE	266.45
8820	UTILITIES	2339.11
8825	OFFICE MAINTENANCE AND REPAIRS	165
8830	OFFICE TELEPHONE AND FAX	1952.18

	TOTAL OPERATING EXPENSES	(468,663.75)

9110	INTEREST INCOME-MONEY MARKET	(2,147.96)
9230	INTEREST EXPENSE — CONVERTS	102,125.00
9250	INTEREST EXPENSE-OTHER	32054.79
9360	FRANCHISE TAXES	1,918.75

	TOTAL OTHER INCOME AND EXPENSES	133,950.58

NET PROFIT (LOSS)		(602,614.33)

In re: Vermillion, Inc.	Case No. 09-11091 (CSS)
Debtor	Reporting Period: October 01, 2009 — October 31, 2009
STATEMENT OF OPERATIONS — continuation sheet

Cumulative
BREAKDOWN OF “OTHER” CATEGORY	Month	Filing to Date

Other Costs

Other Operational Expenses

Other Income

Other Expenses

Other Reorganization Expenses

Reorganization Items — Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.
FORM MOR-2 CONT’D
(04/07)

In re: Vermillion, Inc.	Case No. 09-11091 (CSS)
Debtor	Reporting Period: October 01, 2009 — October 31, 2009
BALANCE SHEET
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents	See exhibit 5
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	$	$
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT	$	$
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)
TOTAL OTHER ASSETS	$	$
TOTAL ASSETS	$13,304,459.29	$

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF	BOOK VALUE ON
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)	CURRENT REPORTING MONTH	PETITION DATE
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent / Leases — Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES	$ 2,923,184.21	$
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)	$ 30,220,703.59
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES	$	$
TOTAL LIABILITIES	$ 33,143,887.80	$
OWNER EQUITY
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings — Pre-Petition
Retained Earnings — Postpetition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY	$	$
TOTAL LIABILITIES AND OWNERS’ EQUITY	$ 13,304,459.30	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).

Vermillion Inc.	Case No. 09-11091 (CSS)
Balance Sheet	MOR 3 — Exhibit 5
For the Eight Months Ending October 31, 2009

	Pre-petition	Post-petition	Total
Assets:
Cash and cash equivalents			$3,882,376.12
Employee receivables
Prepaids and other			673,282.94
Intercompany — IllumeSys			222,159.97
Intercompany — CTI			10,318.48
Intercompany — Denmark			354,966.56
Intercompany — Germany			(370,347.39)
Intercompany — UK			20,465.35
Intercompany — France			(128,360.30)
Intercompany — Ciphergen Int’l			2,507,898.82
Intercompany — Japan			1,261,994.85
Intercompany — Italy			10,504.77
Intercompany — China			(527,039.97)
Fixed assets			2,880,951.86
Accumulated depreciation			(2,565,115.73)
Investment in IllumeSys			1,699,988.35
Investment in UK			17,569.28
Investment in Denmark			65,413.35
Investment in China			618,339.92
Investment in Germany			266,480.00
Investment in Japan			(1,008,058.87)
Investment in Italy			9,112.44
Investment in France			9,314.25
Other long-term assets			3,392,244.24

Total assets			13,304,459.29
Liabilities:
Accounts payable	2,359,563.10	319,204.77	2,678,767.87

	Pre-petition	Post-petition	Total

Accrued liabilities	772,277.44	2,187,079.52	2,959,356.96
Accrued payroll and related Intercompany accounts	88,863.21	15,275.64	104,138.85
Deferred rent — current		1,624.28	1,624.28
Other current liabilities, net of discount	2,500,000.00		2,500,000.00
Convertible senior notes, net of discounts	14,500,000.00		14,500,000.00
Long-term debt to related party	9,999,999.84	400,000.00	10,399,999.84

Total liabilities	30,220,703.59	2,923,184.21	33,143,887.80

Stockholders’ equity:
Common stock			7,370.58
Additional paid in capital			231,081,041.92
Deferred stock-based compensation			3,152,300.93
Accum. comprehensive income
Retained earnings — prior			(248,699,448.32)
Retained earnings — current			(5,380,693.61)

Total stockholders’ equity			(19,839,428.50)

Total liabilities and equity			13,304,459.30

In re: Vermillion, Inc.	Case No. 09-11091 (CSS)
Debtor	Reporting Period: October 01, 2009 — October 31, 2009
BALANCE SHEET — continuation sheet

	BOOK VALUE AT END OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
Other Current Assets

Other Assets

	BOOK VALUE AT END OF	BOOK VALUE ON
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
Other Postpetition Liabilities

Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

Restricted Cash is cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re: Vermillion, Inc.	Case No. 09-11091 (CSS)
Debtor	Reporting Period: October 01, 2009 — October 31, 2009
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
	Liability	Accrued	Paid	Paid	or EFT	Liability
Federal
Withholding			2,928.85
FICA-Employee			633.07
FICA-Employer			633.06
Unemployment
Income
Other:
Total Federal Taxes			4,194.98
State and Local
Withholding			950.39
Sales
Excise
Unemployment
Real Property
Personal Property
Other: State disability insurance			54.99
Total State and Local			1,005.38
Total Taxes			5,200.36

MOR — Exhibit 6

Liability Recap	Taxes Debited	Federal Income Tax	1,570.81

		Earned Income Credit Advances	.00

		Social Security — EE	235.36

		Social Security — ER	235.36

		Social Security Adj — EE	.00

		Medicare — EE	121.37

		Medicare — ER	121.36

		Medicare Adj — EE	.00

		COBRA Premium Assistance Payments	.00

		Federal Unemployment Tax	.00

		State Income Tax	500.51

		State Unemployment Insurance — EE	.00

		State Unemployment/Disability Ins — ER	.00

		State Unemployment Insurance Adj — EE	.00

		State Disability Insurance — EE	27.49

		State Disability Insurance Adj — EE	.00

		Workers’ Benefit Fund Assessment — EE	.00

		Workers’ Benefit Fund Assessment — ER	.00

		Local Income Tax	.00

		School District Tax	.00

		Total Taxes Debited Acct. No. XXXXXX1012	Tran/ABA XXXXXXXXX	2,812.26

	Other Transfers	ADP Direct Deposit Acct. No. XXXXXX1012	Tran/ABA XXXXXXXXX	6,032.76		Total Liability

		Total Amount Debited From Your Account			8,845.02	8,845.02

	Bank Debits and Other Liability	Checks		.00		8,845.02

		Adjustments/ Prepay/ Voids		.00		8,845.02

	Taxes — Your Responsibility	None This Payroll

						8,845.02

VERMILLION INC Company Code: Q1V Region Name: SANTA CLARA REGION	Batch: Quarter Number: Service Center:	0319 4 075	Period Ending: Pay Date : Current Date :	10/15/2009 10/15/2009 10/12/2009	Week 42 Page 1

Liability Recap	Taxes Debited	Federal Income Tax	1,358.04

		Earned Income Credit Advances	.00

		Social Security — EE	154.98

		Social Security — ER	154.98

		Social Security Adj — EE	.00

		Medicare — EE	121.36

		Medicare — ER	121.36

		Medicare Adj — EE	.00

		COBRA Premium Assistance Payments	.00

		Federal Unemployment Tax	.00

		State Income Tax	449.88

		State Unemployment Insurance — EE	.00

		State Unemployment/Disability Ins — ER	.00

		State Unemployment Insurance Adj — EE	.00

		State Disability Insurance — EE	27.50

		State Disability Insurance Adj — EE	.00

		Workers’ Benefit Fund Assessment — EE	.00

		Workers’ Benefit Fund Assessment — ER	.00

		Local Income Tax	.00

		School District Tax	.00

		Total Taxes Debited Acct. No. XXXXXX1012	Tran/ABA XXXXXXXXX	2,388.10

	Other Transfers	ADP Direct Deposit Acct. No. XXXXXX1012	Tran/ABA XXXXXXXXX	4,515.17		Total Liability

		Total Amount Debited From Your Account			6,903.27	6,903.27

	Bank Debits and Other Liability	Checks		.00		6,903.27

		Adjustments/ Prepay/ Voids		.00		6,903.27

	Taxes — Your Responsibility	None This Payroll

						6,903.27

VERMILLION INC Company Code: Q1V Region Name: SANTA CLARA REGION	Batch: Quarter Number: Service Center:	3674 4 075	Period Ending: Pay Date : Current Date :	10/31/2009 10/30/2009 10/27/2009	Week 44 Page 1

SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.     See exhibit 7

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	138,606.75	19,660.05	4,455.07	6,842.30	149,640.60	319,204.77
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:
Other:
Total Postpetition Debts

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).
FORM MOR-4
(04/07)

VERMILLION, INC	Case No. 09-11091
ACCOUNTS PAYABLE AGING REPORT	Exhibit 7
ALL OPEN INVOICE AGED BY INVOICE DATE

VENDOR/ ______ DATES _______
INVOICE NO. INVOICE DUE DSCNT	CURRENT	30 DAYS	DAYS	DAYS	120 DAYS

ALLIE03 ALLIED WASTE SERVICES
0916000743 10/28/09 11/12	73.72
ATT06 AT&T
9428578003 10/19/09 10/19	502.3
ATTL00 AT&T LONG DISTANCE
101209 10/12/09 10/12	36.06
BAYAL01 BAY ALARM COMPANY
2263122091 10/15/09 10/15	351
BIOPC01 BioPC LLC
00001 10/19/09 10/19	6,645.00
BOWNE00 BOWNE OF LOS ANGELES,
I-09092466 09/16/09 09/16		426
I-09094588 10/02/09 10/02		844
I-09101234 10/06/09 10/06		682
I-09101520 10/08/09 10/08		543
I-09101971 10/13/09 10/13	776
I-09103005 10/21/09 10/21	2,885.00
I-09103689 10/27/09 10/27	413
I090641410 06/17/09 06/17					3,986.00
CARRU01 CARRUTHERS, SUSAN D
100809 10/08/09 10/08		406.14
102809 10/28/09 10/28	4,480.00
CINGU05 AT & T MOBILITY
4609250 11/01/09 11/01	874.87
CINTA00 CINTAS CORPORATION #0
DG38044465 04/08/09 05/08					109.95
DG38046395 05/14/09 06/13					70
CITTE00 CIT TECHNOLOGY FIN SE
15483639 10/25/09 10/25	339.79
CONEX00 CONEXIS
0809-OR770 09/02/09 09/02			40
CREEC00 CREECH, WILLIAM B.
102409 10/24/09 10/24	1,500.00
102409A 10/24/09 10/24	1,095.48
CTCOR00 CT CORPORATION
042909 04/29/09 05/29					12,900.00
ETRAD00 E*TRADE FINANCIAL
110495 04/29/09 05/29					2,083.33
110651 05/28/09 06/27					2,083.33
110833 06/29/09 07/29					2,083.33

VENDOR/ ______ DATES _______
INVOICE NO. INVOICE DUE DSCNT	CURRENT	30 DAYS	DAYS	DAYS	120 DAYS
110997 07/29/09 08/28				2,083.33
111154 08/27/09 09/26			2,083.33
FACIL01 FACILITIES MAINTENANC
28336 05/15/09 06/14					329
29002 10/15/09 11/14	165
FEDEX03 FEDEX ERS
896770490 04/06/09 04/21					316.13
FIRST02 FIRST INSURANCE FUNDI
07315-0001 10/21/09 10/21	72,488.78
FOLEY01 FOLEY & LARDNER
31040144 05/18/09 05/18					592.5
31053420 06/18/09 06/18					194.5
FUNGE01 FUNG, ERIC
10/23/09 10/23/09 10/23	2,195.27
10/31/09 10/31/09 10/31	11,000.00
GLOBA06 GLOBAL CROSSING CONFE
9032315794 10/24/09 11/23	468.41
HARPE03 HARPER, MARIBETH
16 10/31/09 10/31	761.25
HYMAN00 HYMAN, PHELPS & MCNAM
88192 06/19/09 06/19					840
89020 08/06/09 08/06				1,120.00
89819 09/16/09 09/16		2,520.65
IRONM00 IRON MOUNTAIN
102476677 08/31/09 09/30			377.02
ASS5108 08/31/09 09/30			349.92
AWV3620 09/30/09 10/30		354.29
JOHNS00 JOHNS HOPKINS UNIVERS
80001780 07/27/09 07/27				3,610.00
OHIOS00 THE OHIO STATE UNIVER
1747A 05/18/09 06/17					3,500.00
1747B 05/18/09 06/17					875
1747C 05/18/09 06/17					2,625.00
PACIF00 AT&T
101309 10/13/09 10/13	237.99
102509 10/25/09 10/25	458.83
PAGEA00 PAGE, GAIL
100809 10/08/09 10/08		771.38
101509 10/15/09 10/15	11,830.00
PALLI00 PALLIS, KATHERINE C.
63 09/07/09 10/07			1,575.00
PRAXA00 PRAXAIR DISTRIBUTION,
32874091 04/20/09 05/20					29.8
33739360 07/20/09 08/19				28.97
34035089 08/20/09 09/19			29.8

VENDOR/ ______ DATES _______
INVOICE NO. INVOICE DUE DSCNT	CURRENT	30 DAYS	DAYS	DAYS	120 DAYS
PRECI09 PRECISIONMED INC.
709 06/04/09 06/04					5,000.00
733 09/28/09 09/28		10,000.00
PROLO00 PROLOGIS LIMITED PART
1031009 10/31/09 10/31	9,440.56
PUBLI00 PUBLIC STORAGE, INC.
103109 10/31/09 10/31	260
QUALI00 QUALITY REPROGRAPHICS
539136 10/12/09 11/11	160
QUINN00 QUINN EMANUEL URQUHAR
1142178 05/15/09 05/15					5,559.97
SPECIAL Speciality Laboratori
3669449 04/30/09 04/30					7,160.00
THOMS05 THOMSON FINANCIAL LLC
1396660 06/01/09 06/01					2,949.00
TOWNS00 TOWNSEND & TOWNSEND E
722016 05/27/09 05/27					1,237.33
722107 05/27/09 05/27					1,110.10
UPS00 UNITED PARCEL SERVICE
FW9028429 10/17/09 10/17	159.21
FW9028439 10/24/09 10/24	73.49
USTRUST US Trustee
100509 10/05/09 10/05		1,625.00
WELLS00 WELLS FARGO SHAREOWNE
53982 09/23/09 10/23		1,487.59
54506 10/26/09 11/25	1,563.74
WOMBLE Womble Carlyle Sandri
1812262 05/13/09 05/13					49,402.14
1819389 06/02/09 06/02					19,361.68
1821903 07/01/09 07/01					194.4
1821986 07/01/09 07/01					25,048.11
YIPCH01 YIP, CHRISTINE
2 11/06/09 11/06	2,244.00
3 11/06/09 11/06	1,768.00
ZHOUT01 ZHOU, QUN
102609 10/26/09 10/26	3,360.00

REPORT TOTALS:	138,606.75	19,660.05	4,455.07	6,842.30	149,640.60

In re: Vermillion, Inc.
Debtor
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
N/A

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	0
+ Amounts billed during the period	0
- Amounts collected during the period	0
Total Accounts Receivable at the end of the reporting period	0

Accounts Receivable Aging	Amount
0 - 30 days old	0
31 - 60 days old	0
61 - 90 days old	0
91+ days old	0
Total Accounts Receivable	0
Amount considered uncollectible (Bad Debt)	0
Accounts Receivable (Net)	0

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.  Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

FORM MOR-5
(04/07)